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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 28, 2004

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact Name of Registrant as Specified in the Charter)

          Delaware                        0-25198                36-3973627
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     or incorporation)                                      Identification No.)


                      Universal Automotive Industries, Inc.
                           11859 South Central Avenue
                              Alsip, Illinois 60803
                    (Address of principal executive offices)

                                 (708) 293-4050
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

         On October 28, 2004, First Bank & Trust Co. of Palatine, Illinois ("First Bank"), sold 25,000 shares of $0.01 par value per share common stock of Universal Automotive Industries, Inc. (the "Company"), owned by the Company's President and Chief Executive Officer, Arvin Scott. On October 28, 2004, First Bank also sold 4,200 shares of Company common stock owned by Yehuda Tzur, the Company's Chairman. The sold shares were held by First Bank pursuant to a 1996 Collateral Pledge Agreement entered into with respect to loans to Messrs. Scott and Tzur (the "Pledge Agreement"). Messrs. Scott and Tzur originally pledged 260,000 shares and 250,000 shares respectively (the "Pledged Shares") to First Bank as part of the Pledge Agreement.

         Mr. Scott has communicated to the Company his intent to provide First Bank with additional alternative collateral (other than Company common stock) to reduce the likelihood of further stock sales of the Pledged Shares by First Bank. There is no guaranty that First Bank will not sell additional Pledged Shares even if additional collateral is provided. Although Mr. Scott has indicated his intention to take such action, he is not obligated to contribute additional collateral to the Pledged Shares.

         The information in this Current Report on Form 8-K, is furnished solely pursuant to Item 8.01 of this Report. Consequently, it is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this report.

         This Current Report on Form 8-K contains forward-looking statements. These statements reflect our current understanding with respect to planned future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward looking statements represent our estimates and assumptions only as of the date of this report, and we do not assume any obligation to update any of these statements.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                               /s/ Arvin Scott
                               -------------------------------------------------
                               Arvin Scott President and Chief Executive Officer

Dated: November 1, 2004